UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015 (March 4, 2015)

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On March 4, 2015, the Board of Directors of EOG Resources, Inc. (EOG) appointed Gary L. Thomas, EOG’s Chief Operating Officer, to the additional position of President, effective as of March 4, 2015.  As EOG’s President and Chief Operating Officer, Mr. G. Thomas will continue to be responsible for EOG’s day-to-day operations and will continue to report to William R. Thomas, EOG’s Chairman of the Board and Chief Executive Officer.

Mr. G. Thomas, 65, has served as EOG’s Chief Operating Officer since September 2011. From February 2007 to September 2011, Mr. G. Thomas served as EOG’s Senior Executive Vice President, Operations. Mr. G. Thomas also previously served as EOG’s Executive Vice President, Operations, as EOG’s Executive Vice President, North America Operations and as Senior Vice President and General Manager of EOG's Midland, Texas, office. Mr. G. Thomas joined a predecessor of EOG in July 1978.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: March 5, 2015	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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